BN.999999 CUSIP 999999ZZ9

NUMBER CERT.9999

SHARES 9,000,000

FARMACIA CORPORATION

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED COMMON SHARES: 75,000,000

PAR VALUE $0.00001

THIS CERTIFIES THAT

* SPECIMEN *

IS THE RECORD HOLDER OF

* NINE MILLION *

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 01/01/2009

Countersigned & Registered:
West Coast Stock Transfer Corp.
2010 Hancock St., Suite A
San Diego, CA 92110
(619) 664-4780

By ______________ Authorized Signature

FARMACIA CORPORATION
CORPORATE
Seal
NEVADA

Irina Cudina
President

WWW.WESTCOASTSTOCKTRANSFER.COM

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT	________ Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA/UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as join tenants with rights of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ________________

X ______________________________

____

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

____

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.